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[LETTERHEAD]


April 30, 1999

VIA ELECTRONIC MAIL

Sandford J. Hillsberg, Esq.
Troy & Gould
1801 Company Park East # 1600
Los Angeles, CA 90067-2318

     Re Amendment to Agreement between Intellicell Corporation and Ben Neman dated April 21, 1999 (the "Agreement")

Dear Sandy:

     The Agreement is amended as follows:

     SECTION 4 and SECTION 5(a) of the Agreement are hereby amended to replace all references "200,000" with "146,764."

     Upon execution of each of the parties to the Agreement, this amendment shall be effective as of the first date of this Agreement.


                                             Sincerely,

                                             /s/ Howard J. Kern
                                             ------------------
                                             Howard J. Kern
                                             for Troop Steuber, Pasich
                                             Reddick & Tobey, LLP

     cc:  Ben Neman
          David Kane

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  [LOGO]  Sandford J. Hillsberg
          April 30, 1999
          Page 2


     Agreed and accepted as of April 21, 1999.

          Intellicell Corp.



          By: _______________

          Its:_______________


          ___________________
          Ben Neman